UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

August 18, 2008

Date of report (Date of earliest event reported)

IPTIMIZE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52830	84-1471798
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

2135 South Cherry, Suite 200, Denver, CO 80222

(Address of principal executive offices, including zip code)

(303) 268-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 16, 2008, IPtimize, Inc., a Delaware corporation (the “Company”) signed an agreement to purchase the broadband access, hosted VoIP telephone services business, and the related commercial VoIP business assets from American Fiber Systems, Inc. (AFS), a leader in metro fiber connectivity for $1,000,000. Based in Boise, Idaho, the commercial VoIP business assets acquired by IPtimize serve small business and enterprise customers in four metropolitan areas: Boise, Idaho and its surrounding areas, Reno and Las Vegas, Nevada and Salt Lake City, Utah. The acquisition more than doubles the number of IP endpoints served by IPtimize and adds both expanded geographic reach and an established commercial customer base to the growing VoIP business at IPtimize. The transaction was completed on August 18, 2008 and included a financing for $800,000 from an unrelated third party. The assets were purchased by IP Solutions, Inc. a wholly owned by Iptimize, the customers will be serviced and operations of the business will be handled by Iptimize. The Company’s Board of Directors and the Audit Committee thereof have reviewed and approved the terms and conditions of the foregoing transaction. A copy of the Agreement is filed as Exhibit 10.30 and a copy of the promissory note filed as Exhibit 10.31 incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

On August 13, 2008, ,IPZI Acquisition Funding, LLC, a Colorado limited liability company (the “Lender”) and IP Solutions, Inc. a Colorado corporation entered into a promissory note for the purpose of purchasing assets from AFS (described above). The terms of the note are as follows $800,000 due August 12, 2013, 12% interest payable $17,796 per month principal and interest. In addition, Iptimize granted warrants to purchase 400,000 shares of its common stock for $.45 per shares and a five year expiration ending August 13, 2013. The Company’s Board of Directors and the Audit Committee thereof have reviewed and approved the terms and conditions of the foregoing transaction.

Item 8.01	Other Events

August 18, 2008, the Company issued a press release announcing the closing of the purchase of assets transaction. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, financial statements required under this Item shall be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after August 18, 2008.

(b)	Pro forma financial information.

In accordance with Item 9.01(a)(4) of Form 8-K, financial statements required under Item 1 shall be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after August 18, 2008.

(d)	Exhibit No.	Exhibit Title.

	Exhibit 10.30	Purchase Agreement dated August 16, 2008

	Exhibit 10.31	Note payable IPZA Acquisition Funding, LLC

	Exhibit 99.1	Press Release dated August 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: August 22, 2008	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer